SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
January 26, 2006
ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-15749 (Commission File Number)	31-1429215 (IRS Employer Identification No.)
17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)
(972) 348-5100
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01. Regulation FD Disclosure
     On January 26, 2006, Alliance Data Systems Corporation issued a press release announcing that Canada Safeway has signed a multi-year renewal agreement as a Sponsor in Alliance Data’s Canadian AIR MILES® Reward Program. A copy of this press release is attached hereto as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits
(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated January 26, 2006 announcing a multi-year renewal agreement with Canada Safeway.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation
Date: January 26, 2006	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated January 26, 2006 announcing a multi-year renewal agreement with Canada Safeway.

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